As filed with the Securities and Exchange Commission on May 26, 2011

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ANACOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	25-1854385
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Anacor Pharmaceuticals, Inc.

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(650) 543-7500

(Address of principal executive offices)

2010 Equity Incentive Plan

(Full titles of the plan)

David P. Perry

President and Chief Executive Officer

Anacor Pharmaceuticals, Inc.

1020 East Meadow Circle

Palo Alto, CA 94303-4230

(650) 543-7500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Glen Y. Sato

Michael E. Tenta

Cooley LLP

3175 Hanover Street

Palo Alto, California 94304

(650) 843-5000

Facsimile: (650) 849-7400

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer	☐	Accelerated filer☐
Non-accelerated filer	☒	Smaller reporting company☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered(1)	Proposed Maximum Offering Price Per Share(2)	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	1,200,000 shares	$5.88 - $6.84	$7,338,883.20	$852.05

(1)    Pursuant to Rule 416(a) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of the Registrant’s Common Stock that become issuable under the plan set forth herein by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of the Registrant’s Common Stock.

(2)   Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) and Rule 457(c) promulgated under the Securities Act. The offering price per share and the aggregate offering price are based upon (a) the weighted average exercise price for outstanding options granted under the Registrant’s 2010 Equity Incentive Plan from the 1,200,000 shares covered by this Registration Statement and (b) with respect to that portion of 1,200,000 shares covered by this Registration Statement that are reserved for future grant under the Registrant’s 2010 Equity Incentive Plan, the average of the high and low prices of the Registrant’s Common Stock as reported on the NASDAQ Global Market on May 24, 2011.  The chart below details the calculations of the registration fee:

Securities	Number of Shares (3)	Offering Price Per Share(2)	Aggregate Offering Price
Shares issuable upon the exercise of outstanding options granted under the 2010 Equity Incentive Plan	294,670	$6.84 (2)(a)	$2,015,542.80
Shares reserved for future grant under the 2010 Equity Incentive Plan	905,330	$5.88 (2)(b)	$5,323,340.40
Proposed Maximum Aggregate Offering Price			$7,338,883.20
Registration Fee			$852.05

(3)   The number of shares reserved for issuance under the Registrant’s 2010 Equity Incentive Plan will automatically increase on January 1st each year, starting on January 1, 2012 and continuing through January 1, 2021, by 4% of the total number of shares of the Registrant’s Common Stock outstanding on the last day of the preceding calendar year, or such lesser number of shares of Common Stock as determined by the Registrant’s board of directors.

EXPLANATORY NOTE

Anacor Pharmaceuticals, Inc. (the “Registrant”) is filing this Registration Statement on Form S-8 relating to 1,200,000 shares of its common stock, par value $0.001 per share (the “Common Stock”), issuable to eligible persons under the Anacor Pharmaceuticals, Inc. 2010 Equity Incentive Plan (the “Plan”), which Common Stock is in addition to the shares of Common Stock registered on the Registrant’s Form S-8 filed on December 17, 2010 (File No. 333-171264) (the “Prior Registration Statement”).

This Registration Statement relates to securities of the same class as those to which the Prior Registration Statement relate, and is submitted in accordance with General Instruction E to Form S-8 regarding Registration of Additional Securities. Pursuant to Instruction E of Form S-8, the contents of the Prior Registration Statement are incorporated herein by reference and made part of this Registration Statement, except as amended hereby.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents filed by the Registrant with the Commission are incorporated by reference into this Registration Statement:

(a)       The Registrant’s Registration Statement on Form S-8 filed on December 17, 2010 (File No. 333-171264), under the Securities Act of 1933, as amended.

(b)       All documents, reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, after the date of this Registration Statement, other than current reports furnished under Item 2.02 or Item 7.01 of Form 8-K and exhibits on such report that related to such items, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes that statement. Any such statement so modified or superseded shall not constitute a part of this Registration Statement, except as so modified or superseded.

EXHIBITS

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.
4.2(2)	Amended and Restated Bylaws, as amended, of the Registrant, as currently in effect.
4.3(3)	Form of the Registrant’s Common Stock Certificate.
4.4(4)	Amended and Restated Investors’ Rights Agreement among the Registrant and certain of its security holders, dated as of December 24, 2008, and amendment thereto, dated July 22, 2010.
4.4(5)	Amendment No. 2 to Amended and Restated Investors’ Rights Agreement among the Registrant and certain of its security holders, dated as of March 18, 2011.
4.5(6)	Amended and Restated Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of May 1, 2008.
4.6(7)	Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of May 1, 2008.
4.7(8)	Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of January 1, 2010.
4.8(9)	Common Stock Purchase Agreement among the Registrant and certain of its security holders, dated as of November 23, 2010.
4.9(10)	Registration Rights Agreement among the Registrant and certain of its security holders, dated as of November 23, 2010.
4.9(11)	Warrant to Purchase Stock issued to Oxford Finance Corporation, dated as of March 18, 2011.
4.9(12)	Warrant to Purchase Stock issued to Horizon Technology Finance Corporation, dated as of March 18, 2011.
5.1	Opinion of Cooley LLP.
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Cooley LLP (included in Exhibit 5.1).
24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.
99.2(13)	Anacor Pharmaceuticals, Inc. 2010 Equity Incentive Plan.

(1)   Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 6, 2010, and incorporated by reference herein.

(2)   Previously filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(3)   Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(4)   Previously filed as Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(5)   Previously filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(6)   Previously filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(7)   Previously filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(8)   Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(9)   Previously filed as Exhibit 4.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Commission on March 29, 2011, and incorporated by reference herein.

(10) Previously filed as Exhibit 4.8 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Commission on March 29, 2011, and incorporated by reference herein.

(11) Previously filed as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(12) Previously filed as Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(13) Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 26, 2011, and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, State of California, on this 26th day of May, 2011.

ANACOR PHARMACEUTICALS, INC.

By:	/s/ David P. Perry
David P. Perry
President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David P. Perry and Geoffrey M. Parker, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DAVID P. PERRY	President, Chief Executive Officer and Director	May 26, 2011
DAVID P. PERRY	(Principal Executive Officer)

/s/ GEOFFREY M. PARKER	Senior Vice President, Chief Financial Officer	May 26, 2011
GEOFFREY M. PARKER	(Principal Financial and Accounting Officer)

/s/ MARK LESCHLY	Chairman of the Board of Directors	May 26, 2011
MARK LESCHLY

/s/ ANDERS D. HOVE, M.D.	Director	May 26, 2011
ANDERS D. HOVE, M.D.

/s/ PAUL H. KLINGENSTEIN	Director	May 26, 2011
PAUL H. KLINGENSTEIN

/s/ RICHARD J. MARKHAM	Director	May 26, 2011
RICHARD J. MARKHAM

/s/ WILLIAM J. RIEFLIN	Director	May 26, 2011
WILLIAM J. RIEFLIN

/s/ LUCY SHAPIRO, PH.D.	Director	May 26, 2011
LUCY SHAPIRO, PH.D.

EXHIBIT INDEX

Exhibit Number	Description
4.1(1)	Amended and Restated Certificate of Incorporation of the Registrant, as currently in effect.
4.2(2)	Amended and Restated Bylaws, as amended, of the Registrant, as currently in effect.
4.3(3)	Form of the Registrant’s Common Stock Certificate.
4.4(4)	Amended and Restated Investors’ Rights Agreement among the Registrant and certain of its security holders, dated as of December 24, 2008, and amendment thereto, dated July 22, 2010.
4.4(5)	Amendment No. 2 to Amended and Restated Investors’ Rights Agreement among the Registrant and certain of its security holders, dated as of March 18, 2011.
4.5(6)	Amended and Restated Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of May 1, 2008.
4.6(7)	Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of May 1, 2008.
4.7(8)	Preferred Stock Purchase Warrant issued to Lighthouse Capital Partners V, L.P., dated as of January 1, 2010.
4.8(9)	Common Stock Purchase Agreement among the Registrant and certain of its security holders, dated as of November 23, 2010.
4.9(10)	Registration Rights Agreement among the Registrant and certain of its security holders, dated as of November 23, 2010.
4.9(11)	Warrant to Purchase Stock issued to Oxford Finance Corporation, dated as of March 18, 2011.
4.9(12)	Warrant to Purchase Stock issued to Horizon Technology Finance Corporation, dated as of March 18, 2011.
5.1	Opinion of Cooley LLP.
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Cooley LLP (included in Exhibit 5.1).
24.1	Power of Attorney. Reference is made to the signature page of this Form S-8.
99.2(13)	Anacor Pharmaceuticals, Inc. 2010 Equity Incentive Plan.

(1)   Previously filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed with the Commission on December 6, 2010, and incorporated by reference herein.

(2)   Previously filed as Exhibit 3.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(3)   Previously filed as Exhibit 4.2 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(4)   Previously filed as Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(5)   Previously filed as Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(6)   Previously filed as Exhibit 4.4 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(7)   Previously filed as Exhibit 4.5 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(8)   Previously filed as Exhibit 4.6 to the Registrant’s Registration Statement on Form S-1 (File No. 333-169322), originally filed with the Commission on September 10, 2010, as amended, and incorporated by reference herein.

(9)   Previously filed as Exhibit 4.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Commission on March 29, 2011, and incorporated by reference herein.

(10) Previously filed as Exhibit 4.8 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2010, filed with the Commission on March 29, 2011, and incorporated by reference herein.

(11) Previously filed as Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(12) Previously filed as Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed with the Commission on March 21, 2011, and incorporated herein by reference.

(13) Previously filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K, filed with the Commission on May 26, 2011, and incorporated by reference herein.